Expenses for shipping activities and other expenses from operating activities - Voyage Commissions and Expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018		Dec. 31, 2017
Analysis of income and expense [abstract]
Commissions paid	$ (10,130)	$ (8,193)		$ (4,895)
Bunkers	(101,947)	(103,920)		(45,249)
Other voyage related expenses	(32,604)	(29,303)		(11,891)
Total voyage expenses and commissions	$ (144,681)	$ (141,416)	[1]	$ (62,035)	[1]

[1]	The Group initially applied IFRS 16 at January 1, 2019, using the modified retrospective approach. Under this approach, comparative information is not restated. The Group has initially applied IFRS 15 and IFRS 9 at January 1, 2018. Under the transition methods chosen, comparative information is not restated.